                                                                    EXHIBIT 99.1


                                                               ML Number: 200249

--------------------------------------------------------------------------------

                                  MERRILL LYNCH

                               ------------------
                                SPECIAL/FLEXIBLE
                                -----------------

                                NON STANDARDIZED

                                PROTOTYPE DEFINED

                                CONTRIBUTION PLAN

                               ADOPTION AGREEMENT

--------------------------------------------------------------------------------

                               PROFIT SHARING PLAN

                          PROFIT SHARING PLAN WITH CODA

                         LETTER SERIAL NUMBER: K373962A
                      NATIONAL OFFICE LETTER DATE: 6/4/2002

THIS PROTOTYPE PLAN AND ADOPTION AGREEMENT ARE IMPORTANT LEGAL INSTRUMENTS WITH LEGAL AND TAX IMPLICATIONS. MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED DOES NOT PROVIDE LEGAL AND TAX ADVICE TO THE EMPLOYER. THE EMPLOYER IS URGED TO CONSULT WITH ITS OWN ATTORNEY WITH REGARD TO THE ADOPTION OF THIS PLAN AND ITS SUITABILITY TO ITS CIRCUMSTANCES.

NOTE: IN ORDER TO BE RECOGNIZED AS A PROTOTYPE PLAN MAINTAINED BY THE SPONSOR, MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED, THE EMPLOYER MUST CONTRIBUTE AND MAINTAIN AT LEAST 75% OF PLAN YEAR CONTRIBUTIONS AND TRUST FUND VALUE WITH THE SPONSOR.

ADOPTION OF PLAN

The Employer named below hereby establishes or restates a Profit Sharing plan that includes a [X] Pre-Tax, [X] Profit Sharing, and/or [X] Employee After-Tax plan feature (the "Plan") by adopting the Merrill Lynch Special/Flexible Prototype Defined Contribution Plan and Trust as modified by the terms and provisions of this Adoption Agreement.

EMPLOYER AND PLAN INFORMATION

Primary Employer Name: MPSI Systems, Inc.

The Employer is (i) [ ] a member of a Code Section 414(b) controlled group; (ii) [ ] a member of a Code Section 414(c) group of trades or businesses under common control; and/or (iii) [ ] a member of a Code Section 414(m) affiliated service group, or (iv) [X] none of the above.(i)

Business Address: 4343 South 118 East Avenue
                  Tulsa, OK 74146

Telephone Number: (918) 877-6774

Employer Taxpayer ID Number: 73-1064024

Employer Taxable Year ends on: 12/31

Plan Name: MPSI Systems, Inc. Matching Investment Plan

Plan Number: 001

Restatement Effective Date (if applicable): 01/01/2003, except as otherwise legally required or indicated herein.

                                                                       Employee
                              Pre-Tax           Profit Sharing        After-Tax
Effective Date of Plan       07/01/1983          07/01/1983           07/01/1983
Feature: (ii)

--------------------
(i) ONLY ENTITIES TREATED AS A SINGLE EMPLOYER UNDER SECTION 414 OF THE INTERNAL REVENUE CODE MAY ADOPT THIS PLAN. GENERALLY, ENTITIES ARE TREATED AS A SINGLE EMPLOYER UNDER CODE SECTION 414 IF THEY SHARE 80%COMMON OWNERSHIP OR IF THEIR OPERATIONS ARE OTHERWISE CLOSELY AFFILIATED. THE RELATED EMPLOYER RULES ARE COMPLEX AND LEGAL ADVICE SHOULD BE SOUGHT BEFORE ANY ENTITY OTHER THAN THE PRIMARY EMPLOYER IS PERMITTED TO ADOPT THIS PLAN.

(ii) THE ORIGINAL EFFECTIVE DATE OF THIS PLAN'S ADOPTION IS THE FIRST DAY OF THE PLAN YEAR IN WHICH OCCURS THE EARLIEST EFFECTIVE DATE FOR ANY PLAN FEATURE, AS SPECIFIED ABOVE. SEE PLAN SECTION 1.67. THE EFFECTIVE DATE FOR PRE-TAX OR EMPLOYEE AFTER-TAX CONTRIBUTIONS CANNOT BE EARLIER THAN THE DATE THAT DEFERRALS OR CONTRIBUTIONS WILL BEGIN TO BE DEDUCTED FROM EMPLOYEES' COMPENSATION. MOREOVER, EVEN IF THE EFFECTIVE DATE OF THE PLAN'S PRE-TAX OR EMPLOYEE AFTER-TAX FEATURE OCCURS IN THE MIDDLE OF A PLAN YEAR, A PARTICIPANT'S COMPENSATION MAY BE BASED ON COMPENSATION PAID FOR THE ENTIRE PLAN YEAR IF SO ELECTED IN ARTICLE IA(5) OF THIS ADOPTION AGREEMENT.

Proper Names of Participating Employers:

  MPSI Systems, Inc.

  Plan Administrator Name: MPSI Systems, Inc.

  Business Address: 4343 South 118 East Avenue
                    Tulsa, OK 74146

  Telephone Number: (918) 877-6774

NOTE: IF THIS PLAN IS A CONTINUATION OR AN AMENDMENT OF A PRIOR PLAN, OPTIONAL FORMS OF BENEFITS PROVIDED IN THE PRIOR PLAN MUST BE PROVIDED UNDER THIS PLAN, AND SHOULD BE LISTED ON AN ADDENDUM ATTACHED TO THIS ADOPTION AGREEMENT, UNLESS PERMISSIBLY ELIMINATED OR RESTRICTED UNDER THE TERMS OF THE PLAN AND IRS REGULATIONS OR OTHER GUIDANCE.

                             ARTICLE I. DEFINITIONS

A.       "COMPENSATION"

(1) With respect to each Participant, except as provided below, Compensation shall mean the (select (a), (b) or (c) for each applicable column; a Plan which is integrated with Social Security may not elect
         (d) in the Profit Sharing Contributions column):

  NON-PROFIT           PROFIT
    SHARING            SHARING
CONTRIBUTIONS*      CONTRIBUTIONS
     [X]                [X]         (a) amount reported in the "Wages Tips and
                                        Other Compensation" Box on Form W-2
                                        (as defined in Section 3.9.1(H)(i) of
                                        the Plan) and paid during the Plan
                                        Year.

     [ ]                [ ]         (b) amount reported pursuant to Code
                                        Section 3401(a) (as defined in Section
                                        3.9.1(H)(ii) of the Plan) and paid
                                        during the Plan Year.

     [ ]                [ ]         (c) compensation for Code Section 415
                                        safe-harbor purposes (as defined in
                                        Section 3.9.1(H)(iii) of the Plan)
                                        paid during the Plan Year.

     [ ]                [ ]         (d) all amounts received (under either
                                        option (a) (b) or (c) above) for
                                        personal services rendered to the
                                        Employer and paid during the Plan Year
                                        but excluding (select all applicable):
                                    [ ] overtime.
                                    [ ] bonuses.
                                    [ ] commissions.
                                    [ ] amounts in excess of $________________
                                    [ ] other (specify)

         NOTWITHSTANDING THE FOREGOING, IF NECESSARY TO SATISFY THE NONDISCRIMINATION TESTING REQUIREMENTS APPLICABLE TO THE PLAN UNDER THE CODE, THE EXCLUSIONS INDICATED ABOVE WILL BE INCLUDED AS COMPENSATION SOLELY FOR PURPOSES OF SUCH TESTING.

         *THESE AMOUNTS INCLUDE ADP TEST AND ACP TEST SAFE HARBOR CONTRIBUTIONS.

         NOTE: FOR SELF-EMPLOYED INDIVIDUALS, COMPENSATION MEANS "EARNED INCOME" REGARDLESS OF WHICH OF THE ABOVE OPTIONS IS ELECTED. (SEE PLAN SECTION 1.21(A).) EARNED INCOME GENERALLY MEANS NET EARNINGS FROM SELF-EMPLOYMENT WITH CERTAIN ADJUSTMENTS, AS DESCRIBED IN SECTION 1.29 OF THE PLAN DOCUMENT.

(2)      Treatment of Elective Contributions

         NOTE: THE TERM ELECTIVE CONTRIBUTIONS UNDER PLAN SECTION 1.31 AUTOMATICALLY INCLUDES ELECTIVE AMOUNTS THAT ARE NOT INCLUDED IN THE EMPLOYEE'S GROSS INCOME BY REASON OF CODE SECTION 132(f)(4) (QUALIFIED TRANSPORTATION FRINGE BENEFITS) FOR YEARS AFTER DECEMBER 31, 1997, UNLESS INDICATED OTHERWISE (b) BELOW.

For purposes of determining the amount of Pre-Tax, Employee After-Tax, and Matching Contributions (including Safe Harbor Matching Contributions, and Enhanced Matching

Contributions (under Article VIII of this Adoption Agreement)), Compensation shall include Elective Contributions. For all other contributions, (select either (a) or (b) as applicable):

         [X] (a) For purposes of determining the amount of Profit Sharing, Prevailing Wage, and any Safe Harbor Nonelective Contributions, Compensation shall include Elective Contributions. Qualified Transportation Fringe Benefits:

                  [ ] (i) are included as Elective Contributions effective for years after December 31, 1997 in accordance with Plan Section 1.31.

                  [X] (ii) are included as Elective Contributions effective 01/01/1999 (enter the applicable Plan Year for which such amounts are included, which should not be earlier than the first Plan Year beginning after December 31, 1998).

                  [ ] (iii) are not included as Elective Contributions.

         [ ] (b)  For purposes of determining the amount of Profit
                  Sharing, Prevailing Wage, and any Safe Harbor Nonelective Contributions, Compensation shall not include Elective Contributions.

(3)      CODA Compensation

         (a)      Inclusion or Exclusion of Elective Contributions (select one):

                  [X] (i)  For purposes of the ADP and ACP Tests,
                           Compensation shall include Elective Contributions.

                      NOTE: THE TERM ELECTIVE CONTRIBUTIONS UNDER PLAN SECTION
                      1.31 AUTOMATICALLY INCLUDES ELECTIVE AMOUNTS THAT ARE NOT INCLUDED IN THE EMPLOYEE'S GROSS INCOME BY REASON OF CODE
                      SECTION 132(f)(4) (QUALIFIED TRANSPORTATION FRINGE BENEFITS) FOR YEARS AFTER DECEMBER 31, 1997, UNLESS ONE OF THE FOLLOWING IS SELECTED.

                           [X] (A)  Elective Contributions for purposes of
                               ADP and ACP Tests shall include Qualified
                               Transportation Fringe Benefits effective
                               01/01/1999 (enter the applicable Plan Year for which such amounts are included, which should not be earlier than the first Plan Year beginning after December 31, 1998).

                           [ ] (B)  Elective Contributions for purposes of
                               ADP and ACP Tests shall not include Qualified Transportation Fringe Benefits.

                  [ ] (ii) For purposes of the ADP and ACP Tests,
                           Compensation shall not include Elective
                           Contributions.

         (b) Plan Year or Eligibility Compensation for ADP and ACP Tests (select one):

                  [X] (i) CODA Compensation shall be determined with respect to each Plan Year without regard to a Participant's Entry Date.

                  [ ] (ii) Effective for Plan Years beginning on and
                           after ____________, CODA Compensation shall only include Compensation actually paid on and after the Participant's Entry Date.

(4) With respect to Profit Sharing Contributions and Safe Harbor Nonelective Contributions, Compensation shall include all Compensation (select one):

         [X] (a) during the Plan Year in which the Participant enters the Plan.

         [ ] (b)  after the Participant's Entry Date.

(5) With respect to Pre-Tax and Employee After-Tax Contributions, Compensation shall include all Compensation (select one):

         [X] (a) during the Plan Year in which the Participant enters the Plan.

         [ ] (b)  after the Participant's Entry Date.

         NOTE: IF A(4)(b) OR A(5)(b) ABOVE ARE ELECTED AND THE PLAN BENEFITS SELF-EMPLOYED INDIVIDUALS, THEN THE COMPENSATION TAKEN INTO ACCOUNT FOR THE PORTION OF THE PLAN YEAR AFTER THE PARTICIPANT'S ENTRY DATE FOR A SELF-EMPLOYED INDIVIDUAL SHALL BE HIS OR HER EARNED INCOME PAYABLE WITH RESPECT TO THAT PLAN YEAR MODIFIED BY A FRACTION, THE NUMERATOR OF WHICH IS THE NUMBER OF DAYS HE OR SHE IS A PARTICIPANT DURING THE PLAN YEAR AFTER THE ENTRY DATE AND THE DENOMINATOR OF WHICH IS THE NUMBER OF DAYS IN THE PLAN YEAR.

B.       "COMPUTATION PERIOD"

For purposes of Breaks in Service and Years of Service for purposes of eligibility, "Computation Periods" occurring after the initial Computation Period described in Section 1.22 of the Plan shall be the succeeding 12-month periods commencing with (select one):

         [X] (1) the first anniversary of the Employee's employment commencement date.

         [ ] (2) the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date.

         [ ] (3) not applicable, Plan uses elapsed time method to determine all eligibility service.

C.       "DISABILITY"

(1)      Definition

Disability shall mean a condition which results in the Participant's (select one):

         [X] (a) inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous indefinite period of not less than 12 months.

         NOTE: THIS OPTION C(1)(A) MUST BE SELECTED IF CONTRIBUTIONS DUE TO DISABILITY ARE TO BE MADE UNDER OPTION C(2) BELOW. IN ADDITION, THE EXCEPTION FROM THE EARLY DISTRIBUTION TAX OF CODE SECTION 72(t) MAY NOT APPLY TO A DISTRIBUTION MADE ON ACCOUNT OF A "DISABILITY" UNLESS THE DEFINITION USED IS THAT AS DEFINED IN THIS OPTION C(1)(a).

         [ ] (b) total and permanent inability to meet the requirements of the Participant's customary employment which can be expected to last for a continuous period of not less than 12 months.

         [ ] (c)  qualification for Social Security disability benefits.

         [ ] (d) qualification for benefits under the Employer's long-term disability plan.

(2)      Contributions During Disability (select one):

         [X] (a) No contributions to a Participant's Account will be made on behalf of a Participant whose Employment has terminated on account of Disability with respect to periods on and after his or her termination of Employment due to Disability.

         [ ] (b)  Contributions otherwise to be made to a Participant's
                  Account will continue to be made on behalf of a Participant whose Employment has terminated on account of Disability with respect to the remainder of the Plan Year in which occurs his or her termination of Employment due to Disability, provided that option C(1)(a) above is elected as the definition of "Disability." For purposes of determining the amount of such an individual's contributions, "Compensation" shall mean the compensation such Participant would have received for the Plan Year if the Participant had been paid at the rate of Compensation paid immediately before his or her Disability.

         [ ] (c)  Contributions otherwise to be made to a Participant's
                  Account will continue to be made on behalf of a Participant whose Employment has terminated on account of Disability with respect to periods on and after his or her termination of Employment due to Disability and during such period that the Participant remains so disabled, provided that option C(1)(a) above is elected as the definition of "Disability." For purposes of determining the amount of such an individual's contributions, "Compensation" shall mean the compensation such Participant would have received for the Plan Year if the Participant had been paid at the rate of Compensation paid immediately before his or her Disability.

D.       "EARLY RETIREMENT AGE"

(1)      Early Retirement Age (select one):

         [X] (a)  shall be permitted.

         [ ] (b)  shall not be permitted.

(2) If D(1)(a) above is elected, Early Retirement Age shall mean (select one):

         [ ] (a)  attained age _____ .

         [X] (b)  attained age 60 and completed 10 Years of Service.

         [ ] (c) attained age _____ and completed ______ Years of Service as a Participant.

E.       "ELIGIBLE EMPLOYEES"

(1)      General Rule (select one):

It is expressly intended that, regardless of any elections below, individuals not treated as common law employees by the Employer or an Affiliate on their payroll records are to be excluded from Plan participation even if a court or administrative agency later determines that such individuals are common law employees and not independent contractors.

         [ ] (a) All Employees of the Primary Employer and participating Employers are eligible to participate in the Plan.

         [X] (b) All Employees are eligible to participate in the Plan except for the following Employees (select all those applicable):

                  [X] (i) Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and the Employee representatives (not including any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer) in the negotiation of which retirement benefits were the subject of good faith bargaining, unless the bargaining agreement provides for participation in the Plan.

                  [X] (ii) Non-resident aliens (within the meaning of Code
                           Section 7701(b)(1)(B)) and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

                  [ ] (iii)Employees of an Affiliate that is not a participating
                           Employer.

                  [X] (iv) Leased Employees, as defined in Section 1.57 of
                           the Plan.

                  [X] (v) Any Employee classified by his or her Employer as a Temporary Employee, as defined in Section 1.99 of the Plan.

                  [ ] (vi) Employees employed in or by the following specified division, plant, location, job category or other identifiable individual or group of Employees (THIS EXCLUSION FOR SPECIFIED JOB CLASSIFICATIONS MAY NOT IMPOSE CONDITIONS RELATING TO AGE OR SERVICE THAT MUST BE SATISFIED BY PLAN PARTICIPANTS. FOR EXAMPLE, PART-TIME EMPLOYEES MAY NOT BE EXCLUDED AS A CLASSIFICATION OR JOB CATEGORY OF EMPLOYEES):

(2)      Newly-Hired Leased Employees

Individuals who would be Leased Employees but for the fact that they have not performed services for an Employer on a substantially full-time basis for a period of one year:

         [ ] (a)  shall be treated as Employees.

         [X] (b)  shall not be treated as Employees.

NOTE: THE PLAN'S DEFINITION OF "ELIGIBLE EMPLOYEE" MERELY IDENTIFIES THE EMPLOYEES WHO MAY PARTICIPATE UNDER THE PLAN AND HAS NO BEARING ON THE IDENTIFICATION OF EMPLOYEES WHO MUST BE TAKEN INTO ACCOUNT FOR COVERAGE TESTING UNDER CODE SECTION 410(b) AND THE REGULATIONS THEREUNDER.

F.   "ENTRY DATE"

(1)  Entry Date shall mean (select one):

PRE-TAX AND/OR
   EMPLOYEE                       PROFIT
  AFTER-TAX        MATCHING       SHARING
CONTRIBUTIONS   CONTRIBUTIONS  CONTRIBUTIONS
     [ ]            [ ]             [ ]       (a)  each business day of the Plan
                                                   Year.

     [ ]            [ ]             [ ]       (b)  the first day of the Plan
                                                   Year following the date the
                                                   Employee meets the
                                                   participation requirements of
                                                   Section 2.1 of the Plan. If
                                                   the Employer elects this
                                                   option (b) establishing only
                                                   one Entry Date, the
                                                   participation "age and
                                                   service" requirements elected
                                                   in Article II must be no more
                                                   than age 20 1/2 and 6 months
                                                   of service.

     [ ]            [ ]             [ ]       (c)  the first day of the month
                                                   following the date the
                                                   Employee meets the
                                                   participation requirements of
                                                   Section 2.1 of the Plan.

     [X]            [X]             [X]       (d)  the first day of the Plan
                                                   Year and the first day of the
                                                   seventh month of the Plan
                                                   Year following the date the
                                                   Employee meets the
                                                   participation requirements of
                                                   Section 2.1 of the Plan.

     [ ]            [ ]             [ ]       (e)  the first day of the Plan
                                                   Year, the first day of the
                                                   fourth month of the Plan
                                                   Year, the first day of the
                                                   seventh month of the Plan
                                                   Year, and the first day of
                                                   the tenth month of the Plan
                                                   Year following the date the
                                                   Employee meets the
                                                   participation requirements of
                                                   Section 2.1 of the Plan.

     [ ]            [ ]             [ ]       (f)  other:

                                                   provided that the Entry Date
                                                   or Dates selected are no
                                                   later than any of the options
                                                   above.

(2)      Restatement Effective Date:

The Restatement Effective Date (select one):

         [ ] (a)  shall be an Entry Date.

         [ ] (b)  shall not be an Entry Date.

         [X] (c) shall not be applicable. (Either this is an initial adoption as provided in the Employer and Plan Information Section or the Restatement Effective Date is already an Entry Date as described in (1) above.)

G.       "HIGHLY COMPENSATED EMPLOYEES"

(1)      Top-Paid Group Election

In determining who is a Highly Compensated Employee (select one):

         [X] (a) A top-paid group election is made. The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) with Compensation in excess of $80,000 (as adjusted) for the look-back year (as defined in Section 1.49 of the Plan) is a Highly Compensated Employee only if the Employee was in the top-paid group for the look-back year. An Employee is in the "top-paid group" for any year, if such Employee is in the group of Employees consisting of the top 20% of the includable Employees when ranked on the basis of Compensation paid during such year.(iii)

         [ ] (b)  A top-paid group election is not made.

(2)      Calendar Year Data Election

In determining who is a Highly Compensated Employee (other than a 5% owner) (select one):

         [ ] (a) A calendar year data election is made. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

         [ ] (b)  A calendar year data election is not made.

         [X] (c)  Not applicable, Plan Year is the calendar year.

NOTE: IF BOTH G(1)(A) AND G(2)(A) ARE SELECTED, THE LOOK-BACK YEAR IN DETERMINING THE TOP-PAID GROUP SHALL BE THE CALENDAR YEAR BEGINNING WITH OR WITHIN THE LOOK-BACK YEAR. GENERALLY, A TOP-PAID GROUP ELECTION MUST APPLY CONSISTENTLY TO THE DETERMINATION YEARS OF ALL PLANS OF THE EMPLOYER THAT BEGIN WITH OR WITHIN THE SAME CALENDAR YEAR. A CALENDAR YEAR DATA ELECTION ALSO MUST APPLY CONSISTENTLY TO THE DETERMINATION YEARS OF ALL OF THE EMPLOYER'S PLANS THAT BEGIN WITHIN THE SAME CALENDAR YEAR.

-----------------------
(iii)GENERALLY, IN MAKING THIS DETERMINATION, THE FOLLOWING EMPLOYEES ARE
EXCLUDED: EMPLOYEES WHO HAVE NOT COMPLETED 6 MONTHS OF SERVICE, EMPLOYEES WHO NORMALLY WORK LESS THAN 17 1/2 HOURS PER WEEK, EMPLOYEES WHO NORMALLY WORK DURING NOT MORE THAN 6 MONTHS DURING ANY YEAR, EMPLOYEES WHO HAVE NOT ATTAINED AGE 21, NONRESIDENT ALIENS WITH NO U.S.-SOURCE INCOME AND EXCEPT TO THE EXTENT PROVIDED IN IRS REGULATIONS, EMPLOYEES WHO ARE INCLUDED IN A UNIT OF EMPLOYEES COVERED BY AN AGREEMENT WHICH THE SECRETARY OF LABOR FINDS TO BE A COLLECTIVE BARGAINING AGREEMENT BETWEEN EMPLOYEE REPRESENTATIVES AND THE EMPLOYER.

H.       "HOURS OF SERVICE"

Hours of Service shall be determined on the basis of the method specified below:

         (1)      Eligibility Service

                  For purposes of determining whether an Employee has satisfied the participation requirements of Section 2.1 of the Plan, the following method shall be used (select one for each column as applicable):

PRE-TAX AND/OR EMPLOYEE     MATCHING    PROFIT SHARING
AFTER-TAX CONTRIBUTIONS  CONTRIBUTIONS  CONTRIBUTIONS
         [ ]                  [ ]            [ ]         (a)  elapsed time
                                                              method.

         [X]                  [X]            [X]         (b)  hourly records
                                                              method.

         (2)      Vesting Service

                  All Pre-Tax Contributions, Employee After-Tax Contributions, Qualified Matching Contributions, Qualified Nonelective Contributions, ACP Test Safe Harbor Matching Contributions, and ADP Test Safe Harbor Contributions are always 100% vested. Unless Profit Sharing and/or Matching Contributions are fully vested when made (in accordance with Article IX of this Adoption Agreement), a Participant's nonforfeitable interest in Profit Sharing Contributions and/or Matching Contributions (as applicable) made on his or her behalf shall be determined on the basis of the method specified below (select one as applicable):

                  [X] (a)  elapsed time method.

                  [ ] (b)  hourly records method.

         (3)      Hourly Records

                  For the purpose of determining Hours of Service under the hourly records method (choose one box for eligibility and one box for vesting as applicable):

ELIGIBILITY   VESTING
   [X]          [ ]    (a)  only actual hours for which an Employee is paid or
                            entitled to payment shall be counted.

   [ ]          [ ]    (b)  an Employee shall be credited with 45 Hours of
                            Service if under Section 1.50 of the Plan such
                            Employee would be credited with at least 1 Hour of
                            Service during the week.

I.   "LIMITATION COMPENSATION"

For purposes of Code Section 415, Limitation Compensation shall be Compensation as determined for purposes of (select one):

         [X] (1) the "Wages, Tips and Other Compensation" Box on Form W-2 as defined in Plan Section 3.9.1(H)(i).

         [ ] (2) Code Section 3401(a) Federal Income Tax Withholding as defined in Plan Section 3.9.1(H)(ii).

         [ ] (3) Code Section 415 safe-harbor as defined in Plan Section 3.9.1(H)(iii).

J.       "LIMITATION YEAR"

For purposes of Code Section 415, the Limitation Year shall be (select one):

         [X] (1)  the Plan Year.

         [ ] (2)  the calendar year.

         [ ] (3)  the 12 consecutive month period ending on the
                  ____________ day of the month of ____________________.

K.       "NORMAL RETIREMENT AGE"

Normal Retirement Age shall be (select one):

         [X] (1)  attainment of age 65 (not more than 65) by the Participant.

         [ ] (2) attainment of age ________________(not more than 65) by the Participant or the ________ anniversary (not more than the 5th) of the first day of the Plan Year in which the Eligible Employee became a Participant, whichever is later.

         [ ] (3) attainment of age ________ (not more than 65) by the Participant or the ________ anniversary (not more than the 5th) of the first day on which the Eligible Employee performed an Hour of Service, whichever is later.

L.       "PARTICIPANT DIRECTED ASSETS"

Participant directed assets are:

  NON-PROFIT
   SHARING              PROFIT SHARING
CONTRIBUTIONS            CONTRIBUTIONS

   [X]                        [X]          (1)  permitted.

   [ ]                        [ ]          (2)  not permitted.

M.   "PLAN YEAR"

The Plan Year shall be the 12 consecutive month period ending on the 31st day of December.

N.       "PREDECESSOR EMPLOYER SERVICE"

Predecessor Employer Service will be credited (select one):

         [X] (1)  only as required by the Plan.

         [ ] (2) to include, in addition to the Plan requirements and subject to the limitations set forth below, service with the following Predecessor Employer(s) determined as if such predecessors were the Employer:

                  Service with such Predecessor Employer listed in this item (2) applies [select either (a), (b) or (a) and (b); (c) is only available in addition to (a) and/or (b)]:

                  [ ] (a)  for purposes of eligibility to participate;

                  [ ] (b)  for purposes of vesting;

                  [ ] (c)  except for the following service:

O.   "TOP-HEAVY RATIO"

If the adopting Employer maintains or has ever maintained a qualified defined benefit plan, for purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:

         Interest Rate: 8 %
         Mortality Table: UP '84

P.   "VALUATION DATE"

Valuation Date shall mean (select one for each column, as applicable):

  NON-PROFIT       PROFIT
   SHARING         SHARING
CONTRIBUTIONS   CONTRIBUTIONS
     [X]            [X]        (1)  each business day.

     [ ]            [ ]        (2)  the last business day of each month.

     [ ]            [ ]        (3)  the last business day of each quarter within
                                    the Plan Year.

     [ ]            [ ]        (4)  the last business day of each semi-annual
                                    period within the Plan Year.

     [ ]            [ ]        (5)  the last business day of the Plan Year.

     [ ]            [ ]        (6)  other:

                            ARTICLE II. PARTICIPATION

GENERAL PARTICIPATION REQUIREMENTS AN ELIGIBLE EMPLOYEE MUST MEET THE FOLLOWING REQUIREMENTS TO BECOME A PARTICIPANT (SELECT ONE OR MORE FOR EACH COLUMN, AS APPLICABLE):

PRE-TAX AND/
OR EMPLOYEE
AFTER-TAX           MATCHING        PROFIT SHARING
CONTRIBUTIONS      CONTRIBUTIONS     CONTRIBUTIONS

[X]                [X]              [X]  (1) Performance of one Hour of Service.

[ ]                [ ]              [ ]  (2) Attainment of age___________
                                             (maximum 20 1/2) and completion of
                                             _____________(not more than 1/2)
                                             Year(s) of Service. If this item is
                                             selected, no Hours of Service shall
                                             be counted.

[X]                                      (3) Attainment of age 18 (maximum 21)
                                             and completion of N/A Year(s) of
                                             Service (not to exceed 2 years). If
                                             more than 1 Year of Service is
                                             selected, the immediate 100%
                                             vesting schedule must be selected
                                             in Article IX of this Adoption
                                             Agreement.

                   [X]                   (4) Attainment of age 18 (maximum 21)
                                             and completion of N/A Years of
                                             Service (not to exceed 2 years). If
                                             more than 1 Year of Service is
                                             selected, the immediate 100%
                                             vesting schedule must be selected
                                             in Article IX of this Adoption
                                             Agreement.

                                    [X]  (5) Attainment of age 18 (maximum 21)
                                             and completion of N/A Years of
                                             Service (not to exceed 2 years). If
                                             more than 1 Year of Service is
                                             selected, the immediate l00%
                                             vesting schedule must be selected
                                             in Article IX of this Adoption
                                             Agreement.

[ ]                [ ]              [ ]  (6) Each Employee who is an Eligible
                                             Employee will be deemed to have
                                             satisfied the participation
                                             requirements as of_____________
                                             without regard to such Eligible
                                             Employee's actual age and/or
                                             service.

NOTE: A MAXIMUM OF 1 YEAR OF SERVICE CAN BE REQUIRED FOR PRE-TAX AND/OR EMPLOYEE AFTER-TAX CONTRIBUTIONS.

     ARTICLE III. PRE-TAX CONTRIBUTIONS AND EMPLOYEE AFTER-TAX CONTRIBUTIONS

A.  PRE-TAX CONTRIBUTIONS (select all applicable):

[X](1) Pre-Tax Contributions are permitted under the Plan and may be made by a Participant in an amount equal to a dollar amount or a percentage of the Participant's Compensation, as specified by the Participant in his or her Pre-Tax Election, which may not exceed 75% of his or her Compensation.

[ ] (2) Pre-Tax Contributions Election Limit for Highly Compensated Employees. If elected, a Highly Compensated Employee may make a Pre-Tax Election which may not exceed_______% of his or her Compensation.

         NOTE: IF ITEM A(2) IS SELECTED, THE ELECTION LIMIT PERCENTAGE FOR HIGHLY COMPENSATED EMPLOYEES IN A(2) MUST BE LESS THAN THE EMPLOYEE PRE-TAX CONTRIBUTION LIMIT SELECTED IN A(1) ABOVE.

[ ] (3) Separate Bonus Election - With respect to bonuses, such dollar amount or percentage as specified by the Participant in his or her Pre-Tax Election with respect to such bonus.

[ ] (4)  Pre-Tax Contributions are not permitted under the Plan.

B.  EMPLOYEE AFTER-TAX CONTRIBUTIONS (select all applicable):

[X] (1) Employee After-Tax Contributions are permitted under the Plan and may be made by a Participant in an amount equal to a dollar amount or a percentage of the Participant's Compensation, as specified by the Participant in his or her Employee After-Tax Contribution Election, which may not exceed 50% of his or her Compensation.

[ ] (2) After-Tax Contributions Election Limit for Highly Compensated Employees. If elected, a Highly Compensated Employee may make an After-Tax Election which may not exceed __% of his or her Compensation.

         NOTE: IF ITEM B(2) IS SELECTED, THE ELECTION LIMIT PERCENTAGE FOR HIGHLY COMPENSATED EMPLOYEES IN B(2) MUST BE LESS THAN THE EMPLOYEE AFTER-TAX CONTRIBUTION LIMIT SELECTED IN B(1) ABOVE.

[ ] (3) Separate Bonus Election - With respect to bonuses, such dollar amount or percentage as specified by the Participant in his or her Employee After-Tax Contribution Election with respect to such bonus.

[ ] (4)  Employee After-Tax Contributions are not permitted under the Plan.

NOTE: DEPARTMENT OF LABOR REGULATIONS REQUIRE PRE-TAX CONTRIBUTIONS AND EMPLOYEE AFTER-TAX CONTRIBUTIONS TO BE CONTRIBUTED TO THE TRUST AS SOON AS POSSIBLE AND NO LATER THAN THE 15TH BUSINESS DAY OF THE MONTH FOLLOWING THE MONTH IN WHICH
(i) THE PARTICIPANT'S CONTRIBUTION AMOUNTS ARE RECEIVED BY THE EMPLOYER (IN THE CASE OF AMOUNTS THAT A PARTICIPANT OR BENEFICIARY PAYS TO AN EMPLOYER) OR (ii) SUCH AMOUNTS WOULD OTHERWISE HAVE BEEN PAYABLE TO THE PARTICIPANT IN CASH (IN THE CASE OF AMOUNTS WITHHELD BY AN EMPLOYER FROM A PARTICIPANT'S WAGES).

C.  AUTOMATIC ENROLLMENT(IV) (select all applicable):

[ ] (1) In the absence of an election made by a Participant to the contrary within such time period as established by the Plan Administrator, a Participant shall be deemed to have elected (select one or both):

         [ ] (a)  a Pre-Tax Contribution of _____% of his or her Compensation.

         [ ] (b) an Employee After-Tax Contribution of ______% of his or her Compensation.

[X] (2) Notwithstanding any provision of the Plan to the contrary, the following contribution(s) may only be made pursuant to an affirmative election made by the Participant in writing

--------------
(IV) "AUTOMATIC ENROLLMENT" IS SOMETIMES REFERRED TO AS A "NEGATIVE ELECTION" ENROLLMENT.

         (or in such electronic or telephonic form as specified by the Plan Administrator) (select one or both):

         [X] (a)  Pre-Tax Contributions.

         [X] (b)  Employee After-Tax Contributions.

D.  MAKING AND MODIFYING AN ELECTION

An Eligible Employee shall be entitled to increase, decrease or resume his or her Pre-Tax Contributions and/or Employee After-Tax Contributions with the following frequency during the Plan Year (select one):

       [ ] (1) annually.

       [ ] (2) semi-annually.

       [ ] (3) quarterly.

       [X] (4) monthly.

       [ ] (5) other (specify):_______________________________________.

       Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Pre-Tax Contributions and/or Employee After-Tax Contributions at any time effective for the payroll period after written notice is provided to the Administrator.

                       ARTICLE IV. MATCHING CONTRIBUTIONS

This Article IV is effective only if Pre-Tax Contributions and/or Employee After-Tax Contributions are permitted under the Plan.

A.  CONTRIBUTION AND ALLOCATION FORMULA

If selected below, the Employer may make Matching Contributions (select all that apply):

       [X] (1)    Discretionary Formula:

                  Discretionary Matching Contribution equal to such a dollar amount or percentage of Pre-Tax Contributions and/or Employee After-Tax Contributions, as determined by the Employer, which shall be allocated (select all that apply):

                  [X](a) based on the ratio of each Participant's Pre-Tax Contributions and/or Employee After-Tax Contributions for the Plan Year to the total Pre-Tax Contributions and/or Employee After-Tax Contributions of all Participants for the Plan Year. If selected, Matching Contributions shall be subject to a maximum amount of (select one):

                                    [ ] (i)  $_________ for each Participant.

                                    [X] (ii) 6% of each Participant's
                                             Compensation.

                  [ ] (b) in an amount up to_____% or $_________of each Participant's first______% or $_________of Compensation contributed as Pre-Tax Contributions and/or Employee After-Tax Contributions. If any Matching Contribution remains, it is allocated to each such Participant in an amount up to______% or $_________of the next______% or $_________of each
                           Participant's Compensation contributed as Pre-Tax Contributions and/or Employee After-Tax Contributions. If any Matching Contribution remains after the application of the preceding sentence, it is allocated to each such Participant in an amount up to______% or $_________of the next______% or
                           $_________of each Participant's Compensation contributed as Pre-Tax Contributions and/or Employee After-Tax Contributions.

                           Any remaining Matching Contribution shall be allocated to each such Participant in the ratio that such Participant's Pre-Tax Contributions and/or Employee After-Tax Contributions bear to the total Pre-Tax Contributions and/or Employee After-Tax Contributions of all such Participants.

                           If selected, Matching Contributions shall be subject to a maximum amount of (select one):

                           [ ] (i)  $___________  for each Participant.

                           [ ] (ii) ____% of each Participant's Compensation.

[ ] (2)  Nondiscretionary Formula:

         A nondiscretionary Matching Contribution equal to (select all that apply):

         [ ] (a) _______% of each Participant's Compensation contributed as Pre-Tax Contributions and/or Employee After-Tax Contributions. If selected, Matching Contributions shall be subject to a maximum amount of (select one):

                           [ ] (i)  $_________ for each Participant.

                           [ ] (ii) ____%  of each Participant's Compensation.

         [ ] (b)           ______% or $_______ of the first ____% or $_______ of
                           the Participant's Compensation contributed as Pre-Tax Contributions and/or Employee After-Tax Contributions,______% or $_________ of the next______% or $________ of the Participant's Compensation contributed as Pre-Tax Contributions and/or Employee After-Tax Contributions, and _____% or $______ of the next ____% or $ ______ of the
                           Participant's Compensation contributed as Pre-Tax Contributions and/or Employee After-Tax Contributions.

                           If selected, Matching Contributions shall be subject to a maximum amount of (select one):

                           [ ] (i)  $_________ for each Participant.

                           [ ] (ii) ____% of each Participant's Compensation.

[X] (3)  Matching Contribution "True-up" (select one):

         [X] (a) Annualized Matching Contributions: Matching Contributions, if made on a periodic basis, will be recalculated based on Compensation for the Plan Year, and "true-up" contributions will be made to Participants as necessary.

         [ ] (b) Non-annualized Matching Contributions: The "true-up" Matching Contributions will not be made.

[X] (4) Matched Contributions. Pre-Tax and/or Employee After-Tax Contributions indicated above shall be eligible for Matching Contributions as indicated below (select all that apply):

        DISCRETIONARY        NONDISCRETIONARY
    MATCHING CONTRIBUTION  MATCHING CONTRIBUTION
           FORMULA                 FORMULA

             [X]                     [ ]           (a)  Pre-Tax Contributions.

             [ ]                     [ ]           (b)  After-Tax Contributions.

         (c) If (a) and (b) selected above, the Pre-Tax and Employee After-Tax Matching Contributions formula will be applied (select one, if applicable):

                  [ ] (i)  concurrently as a separate formula for each feature.

                  [ ] (ii) cumulatively as a single formula for both features.

B.  PARTICIPANTS ELIGIBLE FOR MATCHING CONTRIBUTION ALLOCATION

The following Participants shall be eligible for an allocation to their Matching Contributions Account (select one):

[ ] (1) Payroll Basis Matching Contributions - Any Participant who makes Pre-Tax Contributions and/or Employee After-Tax Contributions.

[ ] (2) Periodic Matching Contributions - Solely with respect to a Plan in which Matching Contributions are made on a periodic basis, any Participant whose Pre-Tax Election or Employee After-Tax Election is in effect during such period. (select the applicable period):

    [ ] (a) monthly.

    [ ] (b) quarterly.

    [ ] (c) semi-annually.

    [ ] (d) other (specify): _________________________________________________.

[X] (3) Annual Plan Year-end Matching Contribution - Any Participant who makes Pre-Tax Contributions and/or Employee After-Tax Contributions during the Plan Year and who satisfies the following requirements (select all those applicable):

    [ ] (a) is employed during the Plan Year.

    [ ] (b) was credited with _____ (no more than 1,000) Hours of Service during the Plan Year.

    [ ] (c) was employed on the last day of the Plan Year.

    [X] (d) was on a leave of absence on the last day of the Plan Year.

    [X] (e) during the Plan Year died or became disabled while an Employee or terminated employment after attaining Normal Retirement Age.

    [ ] (f) was credited with at least 501 Hours of Service whether or not employed on the last day of the Plan Year.

    [X] (g) was credited with at least 1,000 Hours of Service and was employed on the last day of the Plan Year.

         ARTICLE V. PROFIT SHARING CONTRIBUTIONS AND ACCOUNT ALLOCATION

A.  PROFIT SHARING CONTRIBUTIONS:

Contributions to Profit Sharing Contribution Accounts shall be (select one):

    |X| (1) such an aggregate amount, if any, as determined by the Employer, for each Participant eligible to share in the allocation for a Plan Year.

    [ ] (2) ____% of the Compensation of each Participant eligible to share in the allocation for a Plan Year.

B. ALLOCATION OF CONTRIBUTIONS TO PROFIT SHARING CONTRIBUTION ACCOUNTS (select all applicable):

    [ ] (1) Non-Integrated Allocation

            [ ] (a) The Profit Sharing Contributions Account of each Participant eligible to share in the allocation for a Plan Year shall be credited with a portion of the contribution, plus any forfeitures if forfeitures are reallocated to Participants, equal to the ratio that the Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all Participants entitled to share in the contribution.

            [ ] (b) $_______ per each Participant eligible to share in the allocation for a Plan Year, on a ____________ (specify period, such as weekly, monthly, quarterly, etc.) basis.

    [X] (2) 2 Step-First Dollar Integrated Allocation

            For each Participant eligible to share in the allocation for a Plan Year, contributions to Profit Sharing Contributions Accounts with respect to a Plan Year, plus any forfeitures if forfeitures are reallocated to Participants, shall be allocated to the Profit Sharing Contributions Account of each eligible Participant as follows:

            (i) First, in the ratio that the sum of each eligible Participant's Compensation for the Plan Year and Compensation for the Plan Year in excess of the Integration Level bears to the sum of all such Participants' Compensation and Compensation in excess of the Integration Level, but for each eligible Participant, not in excess of the Maximum Profit Sharing Disparity Rate (defined below).

            (ii) Second, any remaining contributions or forfeitures will be allocated in the ratio that each Participant's Compensation for that Plan Year bears to all Participants' Compensation for that Plan Year.

    [X] (3) Top-Heavy Integrated Allocation

            NOTE: UNDER THIS ALLOCATION FORMULA, EACH ELIGIBLE PARTICIPANT WILL BE ALLOCATED A CONTRIBUTION EQUAL TO A TOP-HEAVY MINIMUM CONTRIBUTION UP TO 3% OF COMPENSATION EVEN IN PLAN YEARS THAT THE PLAN IS NOT OTHERWISE TOP-HEAVY.

            For each Participant eligible to share in the allocation for a Plan Year, contributions to Profit Sharing Contributions Accounts with respect to a Plan Year shall be allocated to the Profit Sharing Contributions Account of each eligible Participant in the ratio that each such eligible Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all eligible Participants but not in excess of 3% of each Participant's Compensation.

            The amount of this Top-Heavy allocation will be offset against the Profit Sharing allocation made under (1) or (2) above.

            The Maximum Profit Sharing Disparity Rate is equal to the applicable percentage determined in accordance with the following table:

IF THE INTEGRATION LEVEL IS
(AS A % OF THE TAXABLE WAGE
BASE ("TWB")).                                  THE APPLICABLE PERCENTAGE IS:
20% (or $10,000 if greater)
or less of the TWB                                          5.7%

More than 20% (but not less than
$10,001) but not
more than 80% of the TWB                                    4.3%

More than 80% but less
than 100% of the TWB                                        5.4%

100% of the TWB                                             5.7%

    [X] (4) Integration Level

            The "Integration Level" shall be (select one):

            [X] (a)   the Taxable Wage Base.

            [ ] (b)   $______ (a dollar amount less than the Taxable Wage Base).

            [ ] (c)   _______% of the Taxable Wage Base (not to exceed 100%).

            [ ] (d)   the greater of $10,000 or 20% of the Taxable Wage Base.

C.  PARTICIPANTS ELIGIBLE FOR PROFIT SHARING CONTRIBUTION ALLOCATION

The following Participants shall be eligible for an allocation to their Profit Sharing Contributions Accounts (select all those applicable):

    [ ](1)  Any Participant who was employed during the Plan Year.

NOTE: ITEM C(1) MUST BE SELECTED IF PROFIT SHARING CONTRIBUTIONS ARE ALLOCATED ON A PERIODIC BASIS DURING THE PLAN YEAR.

    [ ](2) Any Participant who was credited with ______ (no more than 1,000) Hours of Service during the Plan Year.

    [ ](3)  Any Participant who was employed on the last day of the Plan Year.

    [X](4) Any Participant who was on a leave of absence on the last day of the Plan Year.

    [X](5) Any Participant who during the Plan Year died or became disabled while an Employee or terminated employment after attaining Normal Retirement Age.

    [ ](6) Any Participant who was credited with at least 501 Hours of Service whether or not employed on the last day of the Plan Year.

    [X](7) Any Participant who was credited with at least 1,000 Hours of Service and was employed on the last day of the Plan Year.

                    ARTICLE VI. PREVAILING WAGE CONTRIBUTIONS

A. PREVAILING WAGE CONTRIBUTIONS, AS DESCRIBED IN SECTION 3.15 OF THE PLAN (SELECT ONE):

    [ ] (1) shall be made as provided in Appendix B and shall:

                  [ ] (a)  be considered a QNEC.

                  [ ] (b)  not be considered a QNEC.

    [X] (2) shall not be made.

B.  PREVAILING WAGE OFFSET

The Prevailing Wage Contribution made on behalf of a Participant for the Plan Year will (select one if A(1) is selected above):

    [ ] (1) Offset the amount allocated or contributed on behalf of such Participant under Article V for the Plan Year.

    [ ] (2) Not offset the amount allocated or contributed on behalf of Participant under Article V for the Plan Year.

                       ARTICLE VII. ADP TEST AND ACP TEST

A. ACTUAL DEFERRAL PERCENTAGE TEST AND ACTUAL CONTRIBUTION PERCENTAGE TEST ELECTION

Effective for Plan Years beginning on and after 01/01/2003, the ADP Test of
Section 3.4 of the Plan and the ACP Test under Section 3.6 of the Plan shall be applied using the ADP and ACP of Nonhighly Compensated Employees for the (select one):

    [ ] (1) current Plan Year.

    [X] (2) immediately preceding Plan Year.

NOTE: AN ELECTION TO USE THE CURRENT PLAN YEAR DATA MAY NOT BE CHANGED UNLESS
(1) THE PLAN HAS BEEN USING THE CURRENT YEAR TESTING METHOD FOR THE PRECEDING 5 PLAN YEARS, OR IF LESS, THE NUMBER OF PLAN YEARS THE PLAN HAS BEEN IN EXISTENCE; OR (2) THE PLAN OTHERWISE MEETS ONE OF THE REQUIREMENTS OF IRS NOTICE 98-1 (OR SUPERCEDING GUIDANCE) FOR CHANGING FROM THE CURRENT YEAR TESTING METHOD. LEGAL COUNSEL SHOULD BE OBTAINED PRIOR TO CHANGING A CURRENT YEAR DATA ELECTION UNDER THIS ARTICLE.

B.  FIRST PLAN YEAR ELECTIONS

For purposes of Sections 3.4.2(B) and 3.6(A), the ADP and the ACP for Nonhighly Compensated Employees for the first Plan Year the Plan permits any Participant to make Pre-Tax Contributions and/or Employee After-Tax Contributions, provides for Matching Contributions, or both (if this Plan is not a successor plan) (select one):

    [ ] (1) shall be the Plan Year ADP and ACP.

    [ ] (2) shall be 3%.

    [X] (3) is not applicable, existing plan.

C.  COORDINATION WITH SAFE HARBOR CODA

As provided under Section 3.16.1(B), and as consistent with IRS Notice 98-52 (or subsequent guidance) indicate below which of the following shall be disregarded for purposes of satisfying the ACP Test (select one):

    [ ] (1) All Matching Contributions for all Eligible Participants (if the requirements of the ACP Test Safe Harbor are satisfied).

    [ ] (2) Matching Contributions that do not exceed 4% of each Eligible
            Participant's Compensation, if permitted under IRS Notice 98-52 (or subsequent guidance).

    [X] (3) Not applicable, not a Safe Harbor plan.

                         ARTICLE VIII. SAFE HARBOR CODA

A.  SAFE HARBOR CODA PROVISIONS

    The Safe Harbor Method CODA provisions of Section 3.16 of the Plan:

    [ ] (1) apply.

    [X] (2) do not apply.

B.  ADP/ACP TEST SAFE HARBOR CONTRIBUTIONS

Section 3.16.4(A) provides for a Basic Matching Contribution to the Plan on behalf of each Eligible Participant equal to (i) 100% of the amount of the Eligible Participant's Pre-Tax Contributions that do not exceed 3% of the Eligible Participant's Compensation for the Plan Year, plus (ii) 50% of the amount of the Eligible Participant's Pre-Tax Contributions that exceed 3% of the Eligible Participant's Compensation but that do not exceed 5% of the Eligible Participant's Compensation.

In lieu of the Safe Harbor Matching Contributions described in Section 3.16.4(A), the Employer will make the following contributions for the Plan Year (select one):

    [ ] (1) Enhanced Matching Contributions

            The Employer will make Matching Contributions to the Account of each Eligible Participant in an amount equal to:

            _____% of the first_____% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions, _____% of the next_____% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions, and_____% of the next_____% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions.

            NOTE: THE BLANKS ABOVE MUST BE COMPLETED SO THAT, AT ANY RATE OF PRE-TAX CONTRIBUTIONS, THE MATCHING CONTRIBUTION IS AT LEAST EQUAL TO THE CONTRIBUTION THAT WOULD OTHERWISE BE MADE UNDER SECTION 3.16.4(A) (THE BASIC SAFE HARBOR MATCHING CONTRIBUTION). ADDITIONALLY, THE RATE OF MATCH CANNOT INCREASE AS PRE-TAX CONTRIBUTIONS INCREASE. FINALLY, IF MATCHING CONTRIBUTIONS ARE MADE WITH RESPECT TO PRE-TAX CONTRIBUTIONS THAT EXCEED 6% OF ELIGIBLE PARTICIPANTS' COMPENSATION, THE PLAN WILL NOT MEET THE REQUIREMENTS FOR THE ACP TEST SAFE HARBOR PROVISIONS AND AN ACP TEST WOULD HAVE TO BE PERFORMED.

    [ ] (2) Safe Harbor Nonelective Contributions

            The Employer will make a Safe Harbor Nonelective Contribution to the Account of each Eligible Participant in an amount equal to ______% (at least 3%) of the Employee's Compensation for the Plan Year.

         NOTE: THE SAFE HARBOR NONELECTIVE CONTRIBUTION CANNOT BE ALLOCATED ON AN INTEGRATED BASIS.

C.   [ ]    If checked, the ADP Test Safe Harbor Contributions will be made to the following Defined Contribution Plan of the Employer:
            ____________________________________________________________________
            ___________________________________________________________________.

                               ARTICLE IX. VESTING

A.  EMPLOYER CONTRIBUTION ACCOUNTS

(1) A Participant shall have a vested percentage in his or her Profit Sharing Contributions and Matching Contributions Account(s), if applicable, in accordance with the following schedule (select one for each column as applicable):

   MATCHING        PROFIT SHARING
CONTRIBUTIONS       CONTRIBUTIONS
     [ ]                [ ]    (a)  100% vesting immediately upon participation.

     [ ]                [ ]    (b)  100% after________years of Vesting Service.

     [X]                [X]    (c)  Graded vesting schedule:

      0 %                0 %   immediately upon participation;

     20 %               20 %   after 1 year of Vesting Service;

     40 %               40 %   after 2 years of Vesting Service;

     60 %               60 %   after 3 years of Vesting Service;

     80 %               80 %   after 4 years of Vesting Service;

    100 %              100 %   after 5 years of Vesting Service;

    100 %              100 %   after 6 years of Vesting Service;

    100% after 7 years of Vesting Service.

(2) Early Retirement

    Upon attainment of Early Retirement Age (if selected in I.D(2)), a Participant (select one):

    [ ] (a) shall

    [X] (b) shall not
become 100% vested solely due to attainment of Early Retirement Age.

     (3) Prior Vesting Schedule(s)

     If the Plan's vesting schedule has been amended, the following prior vesting schedule shall apply to Participants who were eligible to and did elect to have their vested percentages determined under the vesting schedule in effect prior to the vesting schedule amendment:

                               PROFIT SHARING
MATCHING CONTRIBUTIONS         CONTRIBUTIONS
    VESTING SCHEDULE          VESTING SCHEDULE
EFFECTIVE ON AND BEFORE   EFFECTIVE ON AND BEFORE
      12/31/2001                12/31/2001

          [ ]                      [ ]             (a)  100% vesting immediately
                                                        upon participation.

          [X]                      [X]             (b)  100% after 5 years of
                                                        Vesting Service.

          [ ]                      [ ]             (c)  Graded vesting schedule:

          ___ %                    ___ %                immediately upon
                                                        participation;

          ___ %                    ___ %                after 1 year of Vesting
                                                        Service;

          ___ %                    ___ %                after 2 years of Vesting
                                                        Service;

          ___ %                    ___ %                after 3 years of Vesting
                                                        Service;

          ___ %                    ___ %                after 4 years of Vesting
                                                        Service;

          ___ %                    ___ %                after 5 years of Vesting
                                                        Service;

          ___ %                    ___ %                after 6 years of Vesting
                                                        Service;

                                                        100% after 7 years of
                                                        Vesting Service.

B. ALLOCATION OF FORFEITURES Forfeitures, if any, shall be (select one from each applicable column):

   MATCHING        PROFIT SHARING
CONTRIBUTIONS      CONTRIBUTIONS
     [X]                [X]         (1)  first, used to reduce Employer
                                    contributions; second, any remaining
                                    forfeitures shall be used to offset the
                                    Employer's Plan administrative costs; and
                                    third, any remaining forfeitures shall be
                                    allocated to Participants.

    [ ]                 [ ]         (2)  first, used to offset the Employer's
                                    Plan administrative costs; second, any
                                    remaining forfeitures shall be used to
                                    reduce Employer contributions; and third,
                                    any remaining forfeitures shall be allocated
                                    to Participants.

    [ ]                 [ ]         (3)  allocated to Participants in the ratio
                                    which the Compensation of each Participant
                                    for the Plan Year bears to the total
                                    Compensation for the Plan Year of all
                                    Participants otherwise entitled to share in
                                    the Employer contributions. If the Profit
                                    Sharing portion of the Plan is integrated
                                    with Social Security, forfeitures
                                    attributable to Profit Sharing Contributions
                                    shall be allocated in accordance with the
                                    formula elected by the Employer.

C.  VESTING SERVICE

For purposes of determining Years of Service for Vesting Service (select (1) or
(2) and/or (3)):

    [X] (1) All Years of Service shall be included.

    [ ] (2) Years of Service before the Participant attained age 18 shall be excluded.

    [ ] (3) Service with the Employer prior to the effective date of the Plan shall be excluded.

                  ARTICLE X. IN-SERVICE DISTRIBUTIONS AND LOANS

A.  IN-SERVICE DISTRIBUTIONS

    [X] (1) In-service distributions may be made from any of the Participant's vested Accounts, at any time upon or after the occurrence of the following events (select all applicable):

            [X] (a) a Participant's attainment of age 59 1/2 (no lower than 59 1/2).

            [ ] (b) January 1 of the calendar year in which the Participant attains age 70 1/2.

    [ ] (2) In-service distributions are not permitted (subject to Section 5.7.3 of the Plan).

B.  HARDSHIP DISTRIBUTIONS:

    Hardship distributions are:

    [X] (1) permitted and shall be made from the vested portion of a Participant's Accounts (other than his or her Qualified Nonelective Contributions Account, Qualified Matching Contributions Account, QVEC Account, earnings accrued after December 31, 1988 on the Participant's Pre-Tax Contributions, or Safe Harbor Contributions under Section 3.16) as provided in Section 5.9.1.

    [ ] (2) not permitted.

C.  LOANS:

    Loans are:

  NON-PROFIT
    SHARING                 PROFIT SHARING
CONTRIBUTIONS               CONTRIBUTIONS
     [X]                         [X]                        (1)  permitted.

     [ ]                         [ ]                        (2)  not permitted.

                                ARTICLE XI. TRUST

    [ ] If this item is checked, the Employer elects to establish a Group Trust consisting of such Plan assets as shall from time to time be transferred to the Trustee pursuant to Article X of the Plan. The Trust Fund shall be a Group Trust consisting of assets of this Plan plus assets of the following plans of the Employer or of an
            Affiliate:

                   _____________________________________________________________
                   _____________________________________________________________
                   _____________________________________________________________
                   _____________________________________________________________

                           ARTICLE XII. MISCELLANEOUS

A.  IDENTIFICATION OF SPONSOR

The address and telephone number of the Sponsor's authorized representative is PO Box 1510, Pennington, New Jersey 08534-1510; 800-434-6945. This authorized representative can answer inquiries regarding the adoption of the Plan, the intended meaning of any Plan provisions, and the effect of the opinion letter.

The Sponsor will inform the Primary Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan. In order to receive notification, the Primary Employer hereby agrees to promptly notify the Sponsor at the address indicated above of any change in company contact, business address, or intent to terminate use of the Merrill Lynch Prototype Plan.

B.  PLAN REGISTRATION

1.  Initial Registration

This Plan must be registered with the Sponsor, Merrill Lynch, Pierce Fenner & Smith Incorporated, in order to be considered a Prototype Plan by the Sponsor. Registration is required so that the Sponsor is able to provide the Administrator with documents, forms and announcements relating to the administration of the Plan and with Plan amendments and other documents, all of which relate to administering the Plan in accordance with applicable law and maintaining compliance of the Plan with the law.

The Primary Employer and all participating Employers must sign and date the Adoption Agreement. Upon receipt and acceptance by Merrill Lynch, Pierce Fenner & Smith Incorporated of the Adoption Agreement, the Plan will be registered as a Prototype Plan of Merrill Lynch, Pierce Fenner & Smith Incorporated. An authorized representative will countersign the Adoption Agreement and a copy of the countersigned Adoption Agreement will be returned to the Primary Employer. Countersignature of the Adoption Agreement acknowledges receipt of the Adoption Agreement by Merrill Lynch, Pierce Fenner & Smith Incorporated, but does not represent that the Sponsor has reviewed or assumes responsibility for the provisions selected within the Adoption Agreement. Merrill Lynch, Pierce Fenner & Smith Incorporated reserves the right to reject any Adoption Agreement.

2.  Registration Renewal

Annual registration renewal is required in order for the Employer to continue to receive any and all necessary updating documents. The Sponsor reserves the right to charge a registration renewal fee and change such fee from time to time. The Sponsor will notify the Primary Employer of any registration renewal fee and of any change to such registration renewal fee.

C.  PROTOTYPE REPLACEMENT PLAN

This Adoption Agreement is a replacement prototype plan for (1) Merrill Lynch Special Prototype Defined Contribution Plan - Nonstandardized 401(k) Plan, Employee Thrift Plan, Profit Sharing Plan Adoption Agreement # 03-004.

D.  RELIANCE

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

E.       PLAN DOCUMENT

This Adoption Agreement may ONLY be used in conjunction with the Merrill Lynch Special/Flexible Prototype Defined Contribution Plan and Trust Base Plan Document #03.

F.       PROPER COMPLETION OF ADOPTION AGREEMENT

Failure to properly fill out this Adoption Agreement may result in the failure of the Plan to qualify under Internal Revenue Code Section 401(a). Each participating Employer and its independent legal and tax advisors are responsible for the adoption and qualification of this Plan and any related tax consequences.

                          PRIMARY EMPLOYER'S SIGNATURE

The undersigned hereby adopts the Plan and Trust.

         Name of Primary Employer:
                                             MPSI Systems, Inc.
                                             ___________________________________

                                             ___________________________________
                                                     Authorized Signature
                                             ___________________________________

                                             ___________________________________
                                                          Print Name
                                             ___________________________________

                                             ___________________________________
                                                            Title

DATED: ___________, 20_____

                             PARTICIPATING EMPLOYERS

The undersigned hereby adopts the Plan and Trust.

         Name of Employer

1.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
2.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
3.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
4.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
5.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________

                                             Title:     ________________________
                                             Date:      ________________________
6.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
7.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
8.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
9.                                           Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
10.                                          Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________

Only an Affiliate may adopt this Plan. The Plan may only be adopted or restated pursuant to a duly authorized action evidenced by the above signature of the person authorized to adopt the Plan on behalf of the Employer and as permitted by the Primary Employer. By adopting this Plan, each participating Employer delegates to the Primary Employer the authority to amend the Plan.

TO BE COMPLETED BY MERRILL LYNCH:

SPONSOR ACKNOWLEDGMENT:

Subject to the terms and conditions of the Prototype Plan and this Adoption Agreement, Merrill Lynch, Pierce Fenner & Smith Incorporated as the Prototype Sponsor acknowledges receipt of this Adoption Agreement.

Authorized
Signature:______________________________________________________________________

                     MERRILL LYNCH TRUST CO., FSB AS TRUSTEE

TO BE COMPLETED BY MERRILL LYNCH TRUST CO., FSB:

                             ACCEPTANCE BY TRUSTEE:

The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan, Trust and this Adoption Agreement. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.

SEAL                                         MERRILL LYNCH TRUST CO., FSB

                                             By:________________________________

                                                ________________________________

DATED: ___________, 20_____

Primary Employer Name: MPSI Systems, Inc.
Plan Name:             MPSI Systems, Inc. Matching Investment Plan
Plan Number:           001

                                   APPENDIX A
                                 GUST AMENDMENTS

                         (PROFIT SHARING PLAN WITH CODA)

         In accordance with IRS Revenue Procedure 2000-20, the following sections retroactively conform the Plan's terms to its actual operation during the remedial amendment period for the Small Business Job Protection Act of 1996, the Uruguay Round Agreements Act, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Uniformed Services Employment and Reemployment Rights Act of 1994. The signature of the Primary Employer in this Adoption Agreement shall apply to this Appendix A if the Primary Employer is restating its plan to comply with Revenue Procedure 2000-20.

I.       ADP AND ACP TESTS

         A. ADP TEST ELECTION. Effective for the indicated Plan Years, for purposes of the ADP Test under Section 3.4, the ADP of Nonhighly Compensated Employees shall be determined:

 1997      1998      1999      2000      2001      2002
Testing   Testing   Testing   Testing   Testing   Testing
 Year      Year      Year      Year      Year      Year
 ----      ----      ----      ----      ----      ----
  [ ]       [ ]       [ ]       [ ]       [ ]       [ ]     (1)  for the current Plan Year.

  [X]       [X]       [X]       [X]       [X]       [X]     (2)  for the immediately
                                                                 preceding Plan Year.

         B. ACP TEST ELECTION. Effective for the indicated Plan Years, for purposes of the ACP Test under Section 3.6, the ACP of Nonhighly Compensated Employees shall be determined:

 1997      1998      1999      2000      2001      2002
Testing   Testing   Testing   Testing   Testing   Testing
 Year      Year      Year      Year      Year      Year
 ----      ----      ----      ----      ----      ----
  [ ]       [ ]       [ ]       [ ]       [ ]       [ ]     (1)  for the current Plan Year.

  [X]       [X]       [X]       [X]       [X]       [X]     (2)  for the immediately
                                                                 preceding Plan Year.

         C.       FIRST PLAN YEAR

                  (1) ADP (do not complete if Plan used the current year testing method for such year). If this Plan is not a successor plan, then for ____________________,
                           [Insert First Plan Year], the first Plan Year this Plan permitted any Participant to make Pre-Tax Contributions, the ADP used in the ADP Test for Participants who are Nonhighly Compensated Employees shall be (select one):

                           [ ] (a)  3%.

                           [ ] (b)  such first Plan Year's ADP.

                  (2) ACP (do not complete if Plan used current year testing method for such year). If this Plan is not a successor plan, then for the first Plan Year this Plan provided for Employee After-Tax Contributions and/or Matching Contributions, _______________, [Insert Such Plan Year] the ACP used for Participants who are Nonhighly Compensated Employees shall be (select one):

                           [ ] (a)  3%.

                           [ ] (b)  such first Plan Year's ACP.

NOTES:   (1)      THE PLAN MUST USE THE SAME TESTING METHOD FOR BOTH THE ADP
                  TEST AND THE ACP TEST IN ANY PLAN YEAR BEGINNING ON OR AFTER
                  THE DATE THE EMPLOYER ADOPTS THE RESTATED PLAN.

         (2) PLANS USING THE CURRENT YEAR TESTING METHOD FOR THE 1997 TO 2001 TESTING YEARS (OR SUCH LATER DATE AS PERMITTED BY THE INTERNAL REVENUE SERVICE) COULD CHANGE TO THE PRIOR YEAR TESTING METHOD WITHOUT IRS APPROVAL.

         (3) IF THE PLAN USES THE CURRENT YEAR TESTING METHOD FOR A TESTING YEAR IT MAY NOT BE PERMISSIVELY AGGREGATED UNDER TREAS. REG.
                  SECTION 1.410(b)-7(d) WITH A PLAN THAT USES THE PRIOR YEAR TESTING METHOD FOR THAT TESTING YEAR.

II.      HIGHLY COMPENSATED EMPLOYEES

         A. TOP-PAID GROUP ELECTION. Effective for the indicated Plan Years, the determination of Highly Compensated Employees (other than 5% owners) for a year shall be:

    1997            1998            1999            2000            2001            2002
Determination   Determination   Determination   Determination   Determination   Determination
    Year            Year            Year            Year            Year            Year
    ----            ----            ----            ----            ----            ----
     [X]             [X]             [X]             [X]             [X]             [X]        (1) limited to
                                                                                                    Employees in
                                                                                                    the top-paid
                                                                                                    20% of the
                                                                                                    Employees
                                                                                                    for such year.

     [ ]             [ ]             [ ]             [ ]             [ ]             [ ]        (2) made without
                                                                                                    regard to
                                                                                                    whether an
                                                                                                    Employee was in
                                                                                                    the top-paid 20%
                                                                                                    of the Employees
                                                                                                    for such year.

         B. CALENDAR YEAR DATA ELECTION. (Complete only if the Plan Year is not the calendar year.) Effective for the indicated Plan Years, for purposes of determining Highly Compensated Employees (other than 5% owners), a calendar year election is made as follows:

    1997            1998            1999            2000            2001            2002
Determination   Determination   Determination   Determination   Determination   Determination
    Year            Year            Year            Year            Year            Year
    ----            ----            ----            ----            ----            ----
     [ ]             [ ]             [ ]             [ ]             [ ]             [ ]

                  Note: The effect of a calendar year data election is that the look-back year is the calendar year beginning with or within the look-back year. Generally, a top-paid group election must apply consistently to the determination years of all plans of the Employer that begin with or within the same calendar year. A calendar year data election also must apply consistently to the determination years of all of the Employer's plans that begin within the same calendar year. However, the consistency requirement does not apply to determination years beginning with or within the 1997 calendar year. In addition, for determination years beginning on or after January 1, 1998, and before January 1, 2000, satisfaction of the consistency requirement is determined without regard to non-retirement plans of the Employer.

III.     REQUIRED MINIMUM DISTRIBUTIONS

         A. Due to the Small Business Job Protection Act amendment to the "required beginning date" under Code Section 401(a)(9), actively employed Participants (other than 5% owners) who attained age 70 1/2 prior to 1996 or, if later, January 1, 1997 (select as applicable):

                  [X](1) were given the election either not to receive or to cease receiving mandatory in-service minimum distributions. If any such Participant failed to make such an election, mandatory minimum distributions were made until the Participant made an election to cease those distributions [or the Primary Employer elected to make in-service distributions available on a voluntary basis]. This election was effective 01/01/1997.

                  [ ](2) were automatically not required to receive mandatory in-service minimum distributions. This election was effective ____________.

                  [ ](3) continued to be required to receive mandatory in-service minimum distributions through the adoption of this document.

         B. Due to the Small Business Job Protection Act amendment to the "required beginning date" under Code Section 401(a)(9), actively employed Participants (other than 5% owners) who attain age 70 1/2 on or after the date elected in A. above (select as applicable):

                  [X](1) are given the election not to receive mandatory in-service minimum distributions. If any such Participant fails to make such an election, mandatory minimum distributions are made until the Participant makes an election to cease those distributions [or the Primary Employer elects to make in-service distributions available on a voluntary basis]. This election was effective 01/01/1997.

                  [ ](2) are automatically not required to receive mandatory in-service minimum distributions. This election was effective ___________.

                  [ ](3) continued to be required to receive mandatory in-service minimum distributions through the adoption of this document.

         C. The Plan made available to all Participants voluntary in-service distributions at or after attainment of age 70 1/2 effective:

                  [ ](1)   for all calendar years after 1996.

                  [ ](2)   for all calendar years after ____________.

                  [X](3) Not applicable. (There is already an in-service distribution provision in the Plan.)

         D. For any eligible Participant who was already receiving required minimum distributions but elected to stop distributions and recommence upon separation of service (select one):

                  [X](1) there is a new annuity starting date upon re-commencement. This allows these Participants to defer receiving required minimum distributions until the April 1 following the December 31st of the year of separation of service.

                  [ ](2) there is no new annuity starting date upon re-commencement. This requires these Participants to receive their required minimum distribution by December 31st of the year of separation of service.

                  [ ](3) a new annuity starting date is not applicable, as the Plan did not allow payments to cease.

         E.       Effective Date of Adoption of Model Amendment (select one):

                  Select the calendar year for which the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001. Note that 2001 is the only year for which the proposed regulations may be effective on a day other than January 1:

                  [ ](1) ___________, 2001.

                  [X](2) January 1, 2002.

IV.      SAFE HARBOR CODA OPTION

         A. The Safe Harbor CODA provisions of Section 3.16 shall (select all that apply):

                  [ ](1)   apply for the 1999 Plan Year.

                  [ ](2)   apply for the 2000 Plan Year.

                  [ ](3)   apply for the 2001 Plan Year.

                  [ ](4)   apply for the 2002 Plan Year.


                  [X](5)   not apply.

         B. ADP/ACP TEST SAFE HARBOR CONTRIBUTIONS. In lieu of the Safe Harbor Matching Contributions described in Section 3.16.4(A) of the Plan, the Employer made the following contributions for the Plan Year (select all that apply):

                  [ ](1) 1999 Enhanced Matching Contributions. For the 1999 Plan Year, the Employer made Matching Contributions to the Account of each Eligible Participant in an amount equal to:

                           ______% of the first ______% of the Eligible
                           Participant's Compensation contributed as Pre-Tax Contributions, ______% of the next ______% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions, and ______% of the next ______% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions.

                  [ ](2) 1999 Safe Harbor Nonelective Contributions. For the 1999 Plan Year, the Employer made a Safe Harbor Nonelective Contribution to the Account of each Eligible Participant in an amount equal to ____ % (at least 3%) of the Eligible Participant's Compensation for the Plan Year.

                  [ ](3) For the 1999 Plan Year, the ADP Test Safe Harbor Contributions were made to the following Defined Contribution Plan of the Employer:

                           ____________________________________________________.

                  NOTE: THIS OPTION MAY BE SELECTED ONLY IF THIS PLAN IS A NONSTANDARDIZED PLAN OR A PLAN THAT IS PAIRED WITH THE OTHER DEFINED CONTRIBUTION PLAN.

                  [ ](4) 2000 Enhanced Matching Contributions. For the 2000 Plan Year, the Employer made Matching Contributions to the Account of each Eligible Participant in an amount equal to:

                           ______% of the first ______% of the Eligible
                           Participant's Compensation contributed as Pre-Tax Contributions, ______% of the next ______% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions, and ______% of the next ______% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions.

                  [ ](5) 2000 Safe Harbor Nonelective Contributions. For the 2000 Plan Year, the Employer made a Safe Harbor Nonelective Contribution to the Account of each Eligible Participant in an amount equal to _____% (at least 3%) of the Eligible Participant's Compensation for the Plan Year.

                  [ ](6) For the 2000 Plan Year, the ADP Test Safe Harbor Contributions were made to the following Defined Contribution Plan of the Employer:

                           ____________________________________________________.

                  NOTE: THIS OPTION MAY BE SELECTED ONLY IF THIS PLAN IS A NONSTANDARDIZED PLAN OR A PLAN THAT IS PAIRED WITH THE OTHER DEFINED CONTRIBUTION PLAN.

                  [ ](7) 2001 Enhanced Matching Contributions. For the 2001 Plan Year, the Employer made Matching Contributions to the Account of each Eligible Participant in an amount equal to:

                           ______% of the first ______% of the Eligible
                           Participant's Compensation contributed as Pre-Tax Contributions, ______% of the next ______% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions, and ______% of the next ______% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions.

                  [ ](8) 2001 Safe Harbor Nonelective Contributions. For the 2001 Plan Year, the Employer made a Safe Harbor Nonelective Contribution to the Account of each Eligible Participant in an amount equal to _____% (at least 3%) of the Eligible Participant's Compensation for the Plan Year.

                  [ ](9) For the 2001 Plan Year, the ADP Test Safe Harbor Contributions were made to the following Defined Contribution Plan of the Employer:

                           ____________________________________________________.

                  NOTE: THIS OPTION MAY BE SELECTED ONLY IF THIS PLAN IS A NONSTANDARDIZED PLAN OR A PLAN THAT IS PAIRED WITH THE OTHER DEFINED CONTRIBUTION PLAN.

                  [ ](10) 2002 Enhanced Matching Contributions. For the 2002 Plan Year, the Employer made Matching Contributions to the Account of each Eligible Participant in an amount equal to:

                           ______% of the first ______% of the Eligible
                           Participant's Compensation contributed as Pre-Tax Contributions, ______% of the next ______% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions, and ______% of the next ______% of the Eligible Participant's Compensation contributed as Pre-Tax Contributions.

                  [ ](11) 2002 Safe Harbor Nonelective Contributions. For the 2002 Plan Year, the Employer made a Safe Harbor Nonelective Contribution to the Account of each Eligible Participant in an amount equal to ____% (at least 3%) of the Eligible Participant's Compensation for the Plan Year.

                  [ ](12) For the 2002 Plan Year, the ADP Test Safe Harbor Contributions were made to the following Defined Contribution Plan of the Employer:

                           ____________________________________________________.

                  NOTE: THIS OPTION MAY BE SELECTED ONLY IF THIS PLAN IS A NONSTANDARDIZED PLAN OR A PLAN THAT IS PAIRED WITH THE OTHER DEFINED CONTRIBUTION PLAN.

         C. COORDINATION WITH SAFE HARBOR CODA. As provided under Section 3.16.1(B), and as consistent with IRS Notice 98-52 (or subsequent guidance), indicate below which of the following shall be disregarded for purposes of satisfying the ACP Test (select all that apply, inserting applicable years):

                  [ ](1) all Matching Contributions for all Eligible Participants (if the requirements of the ACP Test Safe Harbor are satisfied) for Plan Year(s) ________________; or

                  [ ](2) Matching Contributions that do not exceed 4% of each Eligible Participant's Compensation, if permitted under IRS Notice 98-52 (or subsequent guidance) for Plan Year(s)_____________________.

V.       CASH-OUT OF SMALL AMOUNTS

         The increase in the cash-out limit described in Sections 5.6.1, 5.6.4, 6.1.1, and 7.2.5 from $3,500 to $5,000 became effective (select one):

         [X] A. the first day of the first Plan Year beginning after August 5, 1997.

         [ ] B. ___________ (insert date after the first day of the first Plan Year beginning after August 5, 1997).

VI.      CONTRIBUTIONS FOR DISABLED HIGHLY COMPENSATED EMPLOYEES

         Section 3.1.4 applies with respect to Highly Compensated Participants effective (select one):

         [X] A.   for Plan Years commencing after December 31, 1996.

         [ ] B. for Plan Years commencing after ___________ (insert date after December 31, 1996).

VII.     ELIGIBLE ROLLOVER DISTRIBUTION

         For purposes of Section 6.4, an Eligible Rollover Distribution does not include any hardship distribution described in Section 401(k)(2)(B)(i)
         (IV) received after (select one):

         [X] A.   December 31, 1998.

         [ ] B. _________, 1999 (insert a date after December 31, 1998, but before January 1, 2000, as permitted under IRS Notice 99-5).

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                    APPENDIX B: PREVAILING WAGE CONTRIBUTIONS

Appendix to the

________________________________________________________________________________
Plan pursuant to Article 3.15 of the Plan;

Prevailing Wage Contributions Appendix to the

________________________________________________________________________________
Plan.

Pursuant to Article 3.15 of the Base Plan Document #03, effective, _____________ (INSERT EFFECTIVE DATE) the Employer will make Prevailing Wage Contributions on behalf of: _____________________________________________________________________
(INSERT ELIGIBLE GROUP). The amount of the Prevailing Wage Contribution shall be in the amount of $_________________ (INSERT DOLLAR AMOUNT) per hour that such Employee is credited with an Hour of Service on such project.

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                  APPENDIX C: COLLECTIVELY BARGAINED EMPLOYEES

Appendix to the

________________________________________________________________________________
Plan pursuant to Article 3.1.9 of the Plan;

Collectively Bargained Employees Appendix to the

________________________________________________________________________________
Plan

Pursuant to Article 3.1.9 of the Base Plan Document #03, notwithstanding any provision of the Plan to the contrary, for contributions made under the Plan on behalf of Employees covered by a collective bargaining agreement where Plan benefits were the subject of good faith bargaining, the provisions of the Plan as otherwise reflected in the Plan and the Adoption Agreement shall apply to all such Employees, unless otherwise specified below effective.

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                       APPENDIX D: PARTICIPATING EMPLOYERS

                         Participating Employers of the

___________________________________________________________________________ Plan

List participating Employers here.

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                 APPENDIX D: PARTICIPATING EMPLOYERS (CONTINUED)

                         Participating Employers of the

___________________________________________________________________________ Plan

List participating Employers here.

                          APPENDIX E: EGTRRA AMENDMENT

This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

I.       GENERAL EFFECTIVE DATE

         The general effective date of this Appendix E shall be (select one):

                  [X] (A) as of the first day of the first Plan Year (or Limitation Year) beginning after December 31, 2001, except as otherwise provided in the following sections of this Appendix E.

                  [ ] (B) as of the later of the first day of the first Plan Year (or Limitation Year) beginning after December 31, 2001, except as otherwise provided in the following sections of this Appendix E or the date the Primary Employer has adopted this Prototype Plan.

II.      INCREASE IN COMPENSATION LIMIT

         FOR ANY PLAN YEAR BEGINNING AFTER DECEMBER 31, 2001, FOR PURPOSES OF
         SECTION 1.21, THE ANNUAL COMPENSATION OF EACH PARTICIPANT TAKEN INTO ACCOUNT IN DETERMINING ALLOCATIONS SHALL NOT EXCEED $200,000, AS ADJUSTED FOR COST-OF-LIVING INCREASES IN ACCORDANCE WITH CODE SECTION 401(a)(17)(B). ANNUAL COMPENSATION MEANS COMPENSATION DURING THE PLAN YEAR OR SUCH OTHER CONSECUTIVE 12-MONTH PERIOD OVER WHICH COMPENSATION IS OTHERWISE DETERMINED UNDER THE PLAN (THE DETERMINATION PERIOD). THE COST-OF-LIVING ADJUSTMENT IN EFFECT FOR A CALENDAR YEAR APPLIES TO ANNUAL COMPENSATION FOR THE DETERMINATION PERIOD THAT BEGINS WITH OR WITHIN SUCH CALENDAR YEAR.

III.     ROLLOVERS FROM OTHER PLANS AND IRAs

         For purposes of Section 3.3, effective for eligible rollover distributions made on or after 01/01/2002 (enter a date no earlier than January 1, 2002), if provided by the Primary Employer as elected below, in addition to distributions from a qualified plan described in Code
         Section 401(a) or 403(a) that are otherwise includible in gross income or a Conduit IRA containing these assets, the Plan will accept Participant Rollover Contributions (including direct Rollover Contributions in accordance with Code Section 401(a)(31)), subject to the Plan Administrator's determination that such amounts meet the requirements for Rollover Contributions, of the following amounts from the following types of plans and IRAs (Check applicable boxes):

                  [X] (A) Employee after-tax contributions from a qualified plan described in Code Section 401(a) or 403(a), provided that such amounts are transferred in a direct trustee-to-trustee transfer described in Code
                           Section 402(c)(2)(A).

                  [ ] (B) Distributions from an annuity contract described in Code Section 403(b) that are otherwise includible in gross income.

                  [X]      (C) Distributions from an eligible plan under Code
                           Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, that are otherwise includible in gross income.

                  [X] (D) Distributions from an individual retirement account or annuity described in Code Section 408(a) or (b) that are otherwise includible in gross income (including distributions from individual retirement accounts described in Code Section 408(k) ("SEP")).

                  [ ] (E) Distributions from a simple retirement account described in Code Section 408(p) that are eligible to be rolled over and are made after the 2-year period beginning on the date such individual first participated in such simple retirement account that are otherwise includible in gross income.

IV.      CATCH-UP CONTRIBUTIONS

         If elected by the Primary Employer below, all Employees who are eligible to make Pre-Tax Contributions under this Plan and who have attained age 50 before the end of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v) and any guidance issued thereunder by the Internal Revenue Service. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such catch-up contributions.

         Catch-up contributions: (select one)

         [X] (A) shall apply to contributions on or after 01/01/2002. (Enter January 1, 2002 or, if later, enter date.)

         [ ]      (B) shall not apply.

V.       REPEAL OF MULTIPLE USE TEST

         FOR PLAN YEARS BEGINNING AFTER DECEMBER 31, 2001, THE MULTIPLE USE TEST DESCRIBED IN TREASURY REGULATION SECTION 1.401(m)-2 AND SECTION 3.6(C) SHALL NOT APPLY.

VI.      LIMITATIONS ON CONTRIBUTIONS

         Effective for Limitation Years beginning after December 31, 2001, for purposes of Section 3.9, the maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                  (A) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

                  (B) 100 percent of the Participant's Limitation Compensation for the Limitation Year. The compensation limit referred to in the previous sentence shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition.

VII.     VESTING OF MATCHING CONTRIBUTIONS

         A. Applicability. An amendment to change the vesting schedule for Matching Contributions under EGTRRA: (select one)

                  [X] (1)  is not required.

                  [ ] (2) is required, effective for Plan Years beginning after December 31, 2001, with respect to Matching Contributions as indicated in Section VII.D. below.

         B. Effective Date for Vesting of Matching Contributions. If a vesting schedule is selected in VII.A.(2) above, the new vesting schedule:

                  (1) for Active Participants (select one):

                           [ ] (a)  shall apply to Matching Contributions
                               allocated for Plan Years beginning after December 31, 2001.

                           [ ] (b)  shall apply to all Matching Contributions,
                               including Matching Contributions accrued prior to the Plan Year beginning after December 31, 2001.

                           [X] (c)  shall not be applicable because VII.A.(1) is
                               selected above.

                  (2) for Inactive Participants (select one):

                           [ ] (a)  shall not apply to Matching Contributions
                               allocated or accrued in Plan Years beginning before or after December 31, 2001.

                           [ ] (b)  shall apply to all Matching Contributions,
                               including Matching Contributions allocated or accrued in Plan Years beginning before the Plan Year beginning after December 31, 2001.

                           [X] (c)  shall not be applicable because VII.A.(1) is
                               selected above.

         C. Affect of Change in Vesting Schedule. If the vesting schedule for Matching Contributions is amended by completing Section VII.D. below, the provisions of Section 11.1.4 of the Plan shall apply.

         D.       Vesting Schedule for Matching Contributions.

                  A Participant shall have a vested percentage in his or her Matching Contributions, if applicable, in accordance with the following schedule (select one):

                  [ ] (1)  100% vesting immediately upon participation.

                  [ ] (2) 100% after _______ (not more than 3) years of Vesting Service.

                  [ ] (3)  Graded vesting schedule:

                           _____%   Immediately upon participation;

                           _____%   After 1 year of Vesting Service;

                           _____% (not less than 20%) after 2 years of Vesting Service;

                           _____% (not less than 40%) after 3 years of Vesting Service;

                           _____% (not less than 60%) after 4 years of Vesting Service;

                           _____% (not less than 80%) after 5 years of Vesting Service;

                           100% after 6 years of Vesting Service.

                  [X] (4) shall not be applicable because VII.A.(1) is selected above.

VIII.    MODIFICATION OF TOP-HEAVY LIMIT

         A. Effective date. For Plan Years beginning after December 31, 2001, this section shall apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code Section 416(g) and Section 4.4 and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years.

         B.       Determination of top-heavy status

                  (1) Key Employee. For purposes of Section 1.56, Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Primary Employer or Affiliate having annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Primary Employer or Affiliate, or a 1-percent owner of the Primary Employer or Affiliate having annual Compensation of more than $150,000. For this purpose, annual Compensation means Limitation Compensation within the meaning of Plan
                  Section 3.3.9.1(H) (which is compensation within the meaning of Code Section 415(c)(3)). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

                  (2)      Determination of present values and amounts. This
                  Section VIII.B.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of Account Balances of Employees as of the Determination Date and shall modify the applicable provisions of Section 4.4.1 of the Plan.

                           (a) Distributions during last year before Determination Date. The present values of accrued benefits and the amounts of Account Balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of any distribution made for a reason other than separation from service, death, or disability, a "1-year period" shall be substituted for the "5-year period".

                           (b) Employees not performing services during year ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Primary Employer or Affiliate during the 1-year period ending on the Determination Date shall not be taken into account.

         C.       Minimum allocations

                  Matching Contributions. Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and
                  Section 4.4.3 of the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

         D.       Top-Heavy Safe Harbor Plans

                  For any year beginning after December 31, 2001, the top-heavy requirements of Code Section 416 and Section 4.4 shall not apply in any year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code
                  Section 401(k)(12) and Matching Contributions with respect to which the requirements of Code Section 401(m)(11) are met. (Such a plan is referred to as a "safe harbor" 401(k) plan which is deemed to satisfy the special nondiscrimination tests for 401(k) plans if the plan satisfies certain minimum contribution requirements and a notice requirement.)

IX.      ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

         A. Rollovers disregarded in determining value of Account Balance for involuntary distributions. The Primary Employer shall exclude Rollover Contributions in determining the value of the Participant's nonforfeitable Account Balance for purposes of the Plan's involuntary cash-out rules. For purposes of Section 5.6.1, the value of a Participant's nonforfeitable Account Balance shall be determined without regard to that portion of the Account Balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16). If the value of the Participant's nonforfeitable Account Balance as so determined is $5,000 or less, the Plan shall immediately distribute the Participant's entire nonforfeitable Account Balance.

         B. THIS SECTION IX SHALL APPLY EFFECTIVE JANUARY 1, 2002, UNLESS A LATER EFFECTIVE DATE IS INDICATED IN C. BELOW.

         C. IF THIS PLAN IS RESTATED ON TO THE MERRILL LYNCH PROTOTYPE ON OR AFTER JANUARY 1, 2002 OR IS ORIGINALLY ADOPTED ON OR AFTER JANUARY 1, 2002, ENTER THE DATE AS OF WHICH ROLLOVER CONTRIBUTIONS ARE DISREGARDED IN DETERMINING THE VALUE OF A PARTICIPANT'S ACCOUNT BALANCE WITH RESPECT TO INVOLUNTARY
                  DISTRIBUTIONS: 01/01/2002 (NO EARLIER THAN JANUARY 1, 2002 AND NO LATER THAN THE DATE THE PLAN RESTATED ONTO THE MERRILL LYNCH PROTOTYPE).

X.       PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

         For loans made after December 31, 2001, for purposes of Section 5.8.4, Plan provisions prohibiting loans to any Owner-Employee or shareholder-employee shall cease to apply.

XI.      SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTIONS

         A. For purposes of Section 5.9.3(C), a Participant who receives a distribution of Pre-Tax Contributions after December 31,
                  2001, on account of hardship shall be prohibited from making Pre-Tax Contributions and Employee After-Tax Contributions under this and all other plans of the Primary Employer and Affiliates for 6 months after receipt of the distribution.

         B. EFFECTIVE JANUARY 1, 2002, OR ________________, IF LATER, A PARTICIPANT WHO RECEIVED A DISTRIBUTION OF PRE-TAX CONTRIBUTIONS FROM THIS PLAN IN CALENDAR YEAR 2001 ON ACCOUNT OF HARDSHIP SHALL BE PROHIBITED FROM MAKING PRE-TAX CONTRIBUTIONS AND EMPLOYEE AFTER-TAX CONTRIBUTIONS UNDER THIS PLAN AND ALL OTHER PLANS OF THE PRIMARY EMPLOYER AND AFFILIATES (select one):

                  [X] (1)  for 12 months (no fewer than 6 nor more than 12, with
                      6 as the default) after receipt of the distribution or until January 1, 2002, if later.

                  [ ] (2)  for the period specified in the provisions of the
                      Plan relating to suspension of Pre-Tax Contributions that were in effect prior to this amendment.

                  [ ] (3)  N/A.

         C. IF THIS PLAN IS RESTATED ON TO THE MERRILL LYNCH PROTOTYPE AFTER JANUARY 1, 2002, A PARTICIPANT WHO RECEIVED A DISTRIBUTION OF PRE-TAX CONTRIBUTIONS ON ACCOUNT OF HARDSHIP ON OR AFTER ________________ (enter a date no earlier than January 1, 2002, but prior to the effective date of adoption or restatement of the Merrill Lynch Prototype) SHALL CONTINUE TO BE PROHIBITED FROM MAKING PRE-TAX CONTRIBUTIONS AND EMPLOYEE AFTER-TAX CONTRIBUTIONS UNDER THIS AND ALL OTHER PLANS OF THE PRIMARY EMPLOYER AND AFFILIATES (select one):

                  [ ] (1)  for ____ months (no fewer than 6 nor more than 12)
                      after the receipt of the distribution or ________________, if later. (Enter the date the suspension period was changed. It should be a date no earlier than January 1, 2002, but no later than the effective date of adoption or restatement of the Merrill Lynch Prototype.)

                  [ ] (2)  for the period otherwise specified in the provisions of the plan relating to suspension of pre-tax contributions that were in effect prior to this adoption or restatement of this Plan.

                  [X] (3)  N/A.

         D. For calendar years beginning after December 31, 2001, the post-hardship contribution limit contained in Section 5.9.3(D) is eliminated for participants who receive a hardship distribution after December 31, 2000.

XII.     DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

         Effective for distributions made after the later of the adoption of the Merrill Lynch prototype or December 31, 2001:

         A. Modification of the definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in Section 6.4, the definition of an Eligible Retirement Plan as provided in
                  Section 1.33 shall also mean the following, an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a Surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p).

         B. Modification of the definition of Eligible Rollover Distribution to exclude hardship distributions. For purposes of the direct rollover provisions in Section 6.4, any amount that is distributed on account of hardship shall not be included in the definition of an Eligible Rollover Distribution under Section 1.34 and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

         C. Modification of the definition of Eligible Rollover Distribution to include Employee After-Tax Contributions. For purposes of the direct rollover provisions in Section 6.4 and the definition of an Eligible Rollover Distribution under
                  Section 1.34, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of Employee After-Tax Contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

Signed this _____________ day of ________________________________, 20__________

By: ____________________________________________________________________________
             Signature and Title                       Print Name and Title

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                                   APPENDIX F

                   MONEY PURCHASE PENSION PLAN MERGER APPENDIX

The provisions of this Appendix F shall apply to the portion of a Participant's Account that is attributable to the amount transferred from a money purchase pension plan (the "Transferor Plan") as a result of an amendment of the Transferor Plan and merger of the Transferor Plan with this Plan. Furthermore, as a result of such merger, no further money purchase pension plan contributions shall be made. (Nonelective employer contributions shall be made only if and to the extent otherwise provided in the Adoption Agreement.) All amounts attributable to the Transferor Plan (including earnings and losses thereon) shall be separately accounted for under this Plan and subject to the further provisions of this Appendix F.

I.       VESTING

         A. A Participant shall have a vested percentage in his or her Account attributable to amounts transferred from the Transferor Plan, if applicable, in accordance with the following (select one):

         [ ] (1) 100% vesting immediately upon the effective date of the merger of the Transferor Plan with this Plan.

         [ ] (2) the Transferor Plan's vesting schedule, which, immediately prior to the effective date of the merger, was as follows:

                  [ ]               (a) 100% after _____ (not more than 5) years
                                        of Vesting Service.

                  [ ]               (b) graded vesting schedule:

                  _____%                immediately upon participation;
                  _____%                after 1 year of Vesting Service;
                  _____%                after 2 years of Vesting Service;
                  _____%                after 3 years of Vesting Service;
                  _____%                after 4 years of Vesting Service;
                  _____%                after 5 years of Vesting Service;
                  _____%                after 6 years of Vesting Service;
                    100% after 7 years of Vesting Service.

         [ ] (3) the Plan's Profit Sharing Contribution vesting schedule, as specified in Article IX of the Adoption Agreement.

         [ ] (4) the Plan's Matching Contribution vesting schedule, as specified in Article IX of the Adoption Agreement.

                  NOTE: IF THE VESTING SCHEDULE APPLICABLE TO THE AMOUNTS ATTRIBUTABLE TO THE TRANSFEROR PLAN IS AMENDED DUE TO COMPLETION OF THIS SECTION I., THE PROVISIONS OF SECTION
                  11.1.4 OF THE PLAN SHALL APPLY.

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         B.       Early Retirement.

                  (1) Under the Transferor Plan, upon reaching early retirement age, a Participant was (select one):

                           [ ] (a)  100% vested.

                           [ ] (b)  was not 100% vested.

                  (2) If B.(1)(a) above is elected, under the Transferor Plan, early retirement age meant (select one):

                           [ ] (a)  attained age __________.

                           [ ] (b) attained age ________ and completed ________ Years of Service.

                           [ ] (c) attained age ________ and completed ________ Years of Service as a Participant.

                  (3) If I.B.(1)(a) above is elected and the Plan does not otherwise provide for 100% vesting upon attainment of early retirement age or the age and service requirements under the Plan for early retirement are less favorable to Participants than under the Transferor Plan, a Participant with at least three years of vesting service under the Transferor Plan on the effective date of the merger shall become 100% vested in the amount of the Participant's Account attributable to the Transferor Plan upon attainment of the early retirement age and service requirements specified in I.B.(2) above.

         C.       Normal Retirement Age

         (1) Normal Retirement Age under the Transferor Plan was (select one):

                           [ ] (a)  attainment of age ______ (not more than 65).

                           [ ] (b) attainment of age______(not more than 65) or the______anniversary (not more than the 5th) of the first day of the plan year in which the individual became a participant in the Transferor Plan, whichever is later.

         (2) If the Plan's Normal Retirement Age is less favorable to Participants than the normal retirement age under the Transferor Plan, the Transferor Plan's definition of normal retirement age shall apply to the portion of the Participant's Account attributable to the Transferor Plan if the Participant has completed at least three years of vesting service under the Transferor Plan on the effective date of the merger of the Transferor Plan with this Plan.

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II.      FORFEITURES

Any forfeitures attributable to the Transferor Plan after the effective date of the merger ("Transferor Plan forfeitures") shall be first used to reduce Employer Profit Sharing Contributions, if the Plan provides for Profit Sharing Contributions. If the Plan does not provide for Employer Profit Sharing Contributions, any Transferor Plan forfeitures shall be first used to reduce the Employer Matching Contributions. Any remaining Transferor Plan forfeitures shall then be used to reduce the Employer's Plan administrative costs. Lastly, any remaining Transferor Plan forfeitures shall be allocated to Participants.

III.     ELECTION OF OPTIONAL FORMS/APPLICATION OF JOINT AND SURVIVOR ANNUITY
         OPTIONS

The amount of a Participant's Account attributable to the Transferor Plan shall be subject to the provisions of Plan Section 6.1.1 and this Plan shall be treated as a transferee plan (and not as a Non-QJSA Profit Sharing Plan) solely with respect to that portion of the Participant's Account for purposes of Code Sections 401(a)(11) and 417 and the regulations thereunder.

IV.      DISTRIBUTION OPTIONS

         A. A Participant may not withdraw any portion of his Account attributable to amounts transferred from the Transferor Plan prior to normal retirement age, as defined in Section I.D. above.

         B. To the extent any optional form of benefit was available under the Transferor Plan and is protected by Code Section 411(d)(6), and the regulations issued thereunder, such optional form of benefit shall be available with respect to the portion of the Participant's Account attributable to the amount from the Transferor Plan as provided in the Addendum to this Adoption Agreement.

V.   LOANS

         A. The portion of a Participant's Account attributable to the amount from the Transferor Plan

                  [ ] (1)  shall be available for Plan loans in accordance with
                           Section 5.8.

                  [ ] (2)  shall not be available for Plan loans.

NOTE: TO THE EXTENT THE PORTION OF A PARTICIPANT'S ACCOUNT FROM THE TRANSFEROR PLAN IS AVAILABLE FOR A LOAN UNDER PLAN SECTION 5.8, SUCH AMOUNT SHALL BE SUBJECT TO THE SPOUSAL CONSENT REQUIREMENTS OF PLAN SECTION 5.8.2(C).

              SAMPLE EMPLOYER'S RESOLUTION OF PLAN RESTATEMENT FOR
                                     "GUST"

WHEREAS, the Employer did establish a plan for its employees known as the _________________________________ (the "Plan") effective _____________ and,

NOW THEREFORE, BE IT RESOLVED, that the Plan be and it is hereby amended and restated in its entirety, effective ________________, in order to comply with current plan qualification requirements under amendments to the Internal Revenue Code of 1986, which are commonly referred to as "GUST" amendments," and under any rulings or regulations adopted by the Department of Labor and/or the Department of the Treasury.

FURTHER RESOLVED, that ________________________ and _____________________ be and
they hereby are authorized, directed and designated as trustee under said agreement to administer the trust and the funds entrusted to it under said agreement for such plan; and

FURTHER RESOLVED, that the proper officers of the Employer are hereby authorized and directed in the name of and on behalf of the Corporation, to execute and deliver such amendment, and to execute any documents which may be otherwise deemed necessary and proper in order to implement the foregoing resolutions.

Date: ______________________________     _______________________________________
                                                        Signature

                                         _______________________________________
                                                          Title

                             PARTICIPATING EMPLOYERS

The undersigned hereby adopts the Plan and Trust.

         Name of Employer

                                             Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
                                             Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
                                             Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
                                             Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
                                             Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
                                             Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
                                             Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________
                                             Authorized
   _________________________________         Signature: ________________________
                                             Print
                                             Name:      ________________________
                                             Title:     ________________________
                                             Date:      ________________________